FOR IMMEDIATE RELEASE September 10, 2020 Investor Contacts: Andrew Slabin andrew_slabin@discovery.com 212-548-5544 Peter Lee peter_lee@discovery.com 212-548-5907 Media Contact: Nathaniel Brown nathaniel_brown@discovery.com 212-548-5959 Discovery Announces Private Exchange Offers for Five Series of Notes Open to Certain Investors SILVER SPRING, Md., September 10, 2020 -- Discovery, Inc. (“Discovery”) (Nasdaq: DISCA, DISCB, DISCK) today announced the commencement of a transaction to exchange five series of outstanding senior notes totaling $4.7 billion in aggregate principal amount issued by its wholly owned subsidiary, Discovery Communications, LLC (“DCL”). The exchange transaction consists of five separate private offers by Discovery, DCL and Discovery’s indirect wholly owned subsidiary Scripps Networks Interactive, Inc. (“Scripps” and together with DCL and Discovery, the “Offerors”) to exchange (each, an “Exchange Offer,” and collectively, the “Exchange Offers”) any and all of the outstanding notes listed in the table below (collectively, the “Old Notes”). The Offerors are offering to certain holders of such Old Notes the opportunity to exchange each of the five series of Old Notes for one new series of its senior notes to be issued by DCL (the “New Notes”), on the terms and conditions set forth in the Offering Memorandum dated September 10, 2020 (the “Offering Memorandum” and, together with the eligibility letter, the Canadian holder form and the notice of guaranteed delivery, the “Exchange Offer Documents”). No consents are being solicited as part of the Exchange Offers. The Offerors’ obligation to complete an Exchange Offer with respect to a particular series of Old Notes is conditioned (the “Maximum Consideration Condition”) on the aggregate Total Exchange Consideration (as defined below) for the Exchange Offers (which excludes the applicable Accrued Coupon Payment (as defined below)) not exceeding $2,100,000,000 (“Maximum New Notes Amount”) and is subject to the other conditions ser forth below. Only holders who are “qualified institutional buyers” or who are non-U.S. persons (other than “retail investors” in the European Economic Area or in the United Kingdom and investors in any province or territory of Canada that are individuals or that are institutions or other entities that do not qualify as both “accredited investors” and “permitted clients”) are eligible to participate in this transaction, as more fully described below. Concurrently with this transaction, Discovery also announced today the commencement of a transaction to repurchase the same five series of notes pursuant to cash tender offers (each, a “Cash Offer” and collectively, the “Cash Offers”), which are open only to Ineligible Holders (as defined below). The Exchange Offers will expire at 5:00 p.m., New York City time, on September 16, 2020, unless extended or earlier terminated by the Offerors (the “Exchange Offer Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on September 16, 2020, subject to any extension by the Offerors, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by the Offerors). The “Exchange Offer Settlement Date” will be promptly following the Exchange Offer Expiration Date and is expected to be September 21, 2020.

The tables below summarize the terms of the Old Notes and the consideration of each Exchange Offer.

Title of Series of Old Notes to be Exchanged[(1)]	Principal Amount Outstanding (mm)	CUSIP Number / ISIN	Acceptance Priority Level[(2)]	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen
5.000% Senior Notes due 2037 ("2037 Notes")	$1,250	25470D AS8 US25470DAS80	1	1.25% due May 15, 2050	190	FIT1
6.350% Senior Notes due 2040 ("2040 Notes")	$850	25470DAD1 US25470DAD12	2	1.25% due May 15, 2050	225	FIT1
5.200% Senior Notes due 2047 ("2047 Notes")	$1,250	25470D AT6 US25470DAT63	3	1.25% due May 15, 2050	235	FIT1
4.950% Senior Notes due 2042 ("2042 Notes")	$500	25470D AG4 US25470DAG43	4	1.25% due May 15, 2050	230	FIT1
4.875% Senior Notes due 2043 ("2043 Notes")	$850	25470D AJ8 US25470DAJ81	5	1.25% due May 15, 2050	230	FIT1

(1) The Exchange Consideration will be determined taking into account the par call date, if applicable, for such series of Old Notes.

(2) The Offerors will accept Old Notes in the order of their respective Acceptance Priority Level specified in the table above (each, an "Acceptance Priority Level," with 1 being the highest Acceptance Priority Level and 5 being the lowest Acceptance Priority Level), subject to the Maximum Consideration Condition and the other terms and conditions described in the Offering Memorandum. It is possible that the Maximum Consideration Condition might not be met with respect to a series of Old Notes and such series of Old Notes will not be accepted for purchase, even if one or more series of Old Notes with a lower Acceptance Priority Level is accepted for purchase.

The table below summarizes the terms of the New Notes. The New Notes will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Discovery, by Scripps, which guarantees DCL's obligations under its revolving credit facility and by all of Discovery's future domestic subsidiaries that guarantee DCL's obligations under its revolving credit facility.

Title of Series of New Notes	Maturity Date	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen
Senior Notes due 2055	September 15, 2055	1.25% due May 15, 2050	260	FIT1

The Offerors will deliver New Notes in exchange for Old Notes accepted for exchange in the Exchange Offers on the Exchange Offer Settlement Date.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Eligible Holders (as defined below) who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the applicable Exchange Offer Expiration Date and tender their Old Notes at or prior to 5:00 p.m., New York City time, on the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, expected to be September 18, 2020, subject in each case to tendering the applicable minimum denominations, and whose Old Notes are accepted for exchange by the Offerors, will receive consideration in the Exchange Offers equal to the applicable Exchange Consideration (as defined in the Exchange Offer Documents).

In addition to the applicable Exchange Consideration, the Offerors also intend to pay in cash accrued and unpaid interest on the Old Notes accepted for exchange from the last applicable interest payment date to, but excluding, the Exchange Offer Settlement Date (the "Accrued Coupon Payment") and amounts due in lieu of fractional amounts of New Notes. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted in the Exchange Offers, including those tendered pursuant to the Guaranteed Delivery Procedures. The last interest payment dates for the Old Notes are expected to be September 20, 2020 for the 2037 Notes and the 2047 Notes, June 1, 2020 for the 2040 Notes, May 15, 2020 for the 2042 Notes and April 1, 2020 for the 2043 Notes. For the avoidance of doubt, the interest payment payable with respect to the September 20, 2020 interest payment for the 2037 Notes and the 2047 Notes will be paid to record holders of the 2037 Notes and 2047 Notes as of September 5, 2020 and thus will not be included in the calculation of the Accrued Coupon Payment payable on the 2037 Notes or the 2047 Notes.

The complete terms and conditions of the Exchange Offer will be set forth in the Exchange Offer Documents, each of which will be distributed to Eligible Holders in connection with the proposed Exchange Offers. Each Exchange Offer is subject to certain conditions, including (i) certain customary conditions, including that the Offerors will not be obligated to consummate the Exchange Offers upon the occurrence of an event or events or the likely occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to us of the Exchange Offers, (ii) the Maximum Consideration Condition, (iii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the corresponding Cash Offers for such series of Old Notes (with respect to each Cash Offer, the “Cash Offer Completion Condition”), (iv) that the aggregate principal amount of cash payable by the Offerors to Ineligible Holders participating in the Cash Offers is no greater than $80 million before giving effect to the Accrued Coupon Payment (the “Aggregate Maximum Cash Offer Condition”), (v) that the bid-side yield on the applicable Reference U.S. Treasury Security (as set forth in the table above for the Old Notes) is not more than 2.00% for each series of Old Notes on the applicable Exchange Offer Settlement Date and (vi) a minimum of $500 million aggregate principal amount of New Notes be issued in exchange for Old Notes validly tendered and not validly withdrawn. The Offerors will terminate an Exchange Offer for a given series of Old Notes if they terminate the Cash Offer for such series of Old Notes, and the Offerors will terminate the Cash Offer for a given series of Old Notes if they terminate the Exchange Offer for such series of Old Notes. The Cash Offer Completion Condition may not be waived by the Offerors; however, the Offerors reserve the right, in their sole discretion, to waive the other conditions. If the conditions precedent to the Exchange Offers are not satisfied or waived for every series of Old Notes because the Maximum Consideration Condition is not satisfied or waived, then the Offerors will, in accordance with the Acceptance Priority Levels, accept for exchange all Old Notes of each series validly tendered and not validly withdrawn, so long as (1) the aggregate Total Exchange Consideration necessary to exchange all validly tendered and not validly withdrawn Old Notes of such series, plus (2) the aggregate Total Exchange Consideration necessary to exchange all validly tendered and not validly withdrawn Old Notes of all series having a higher Acceptance Priority Level than such series of Old Notes is equal to, or less than the Maximum New Notes Amount, subject to the condition with respect to Non-Covered Notes further described in the Offering Memorandum. It is possible that a series of Old Notes with a particular Acceptance Priority Level will fail to meet the Maximum Consideration Condition or another condition set forth in the Offering Memorandum and therefore will not be accepted for exchange even if one or more series with a lower Acceptance Priority Level is accepted for exchange. If any series of Old Notes is accepted for exchange under the Exchange Offers, all Old Notes of that series that are validly tendered and not validly withdrawn will be accepted for exchange The Exchange Offers and the issuance of the New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), under any other federal, state or other law pertaining to the registration of securities, or with any securities regulatory authority of any State or other jurisdiction. The New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Exchange Offers are only made, the New Notes are only being offered and will only be issued, and copies of the Offering Memorandum will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-”U.S. person,” (ii) if located or resident in the European Economic Area or the United Kingdom, a person other than a “retail investor” (for these purposes, a retail investor means a person who is one (or more) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (y) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (z) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)) and (iii) if located or resident in Canada, an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if located or resident in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario), and in each case, is not an individual, and such “accredited investor” is also a

“permitted client,” as such term is defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (“Canadian Eligible Holders”). The Offerors refer to holders of Old Notes who certify to the Offerors that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions as “Eligible Holders.” The Offerors refers to holders of Old Notes who are not Eligible Holders as “Ineligible Holders.” Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility letter are authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers. For Canadian Eligible Holders, such participation is also conditioned upon the receipt of the Canadian beneficial holder form. There is no separate letter of transmittal in connection with the Offering Memorandum. Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents. D.F. King & Co., Inc. will act as the exchange agent and information agent for the Old Notes in the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to D.F. King & Co., Inc. (800) 431-9646 (U.S. toll-free) or (212) 269-5550 (banks and brokers), via email at disca@dfking.com or online at www.dfking.com/discovery. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: www.dfking.com/discovery. This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law. About Discovery Discovery is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and in nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps; direct-to-consumer streaming services such as Eurosport Player, Food Network Kitchen and MotorTrend OnDemand; digital-first and social content from Group Nine Media; a landmark natural history and factual content partnership with the BBC; and a strategic alliance with PGA TOUR to create the international home of golf. Discovery's portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, MotorTrend, Animal Planet, Science Channel, and the forthcoming multi-platform JV with Chip and Joanna Gaines, Magnolia, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. Cautionary Statement Concerning Forward-looking Statements This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to Discovery as of the date hereof. Discovery’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the acceptance of any tendered Old Notes, the expiration and settlement of the Exchanges Offers, the satisfaction of conditions to the Exchange Offers, whether the Exchange Offers will be consummated in accordance with the terms set forth in the Offering Memorandum or at all and the timing of any of the foregoing, as well as the risk factors disclosed in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and in Discovery’s Quarterly Reports on Form 10-Q filed with the SEC on May 6, 2020 and August 5, 2020. Forward-looking statements in this release include, without limitation, statements regarding Discovery’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Discovery’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.